VERTICAL CAPITAL INVESTORS TRUST

Vertical Capital MLP & Energy Infrastructure Fund

Supplement to the Prospectus and
 Statement of Additional Information
December 10, 2014
This supplement to the Prospectus and Statement of Additional Information dated May 14, 2014 for the Vertical Capital Innovations MLP Energy Fund, a series of the Vertical Capital Investors Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-855-609-VCAM (8226).  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the toll-free number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that the Vertical Capital Innovations MLP Energy Fund has changed their name to the Vertical Capital MLP & Energy Infrastructure Fund.
The change was approved by the Fund's Board of Trustees at a meeting on December 10, 2014.  The change is a name change only and does not reflect changes in the investment objective, policies, and limitations of the Fund.

Investors Should Retain This Supplement For Future Reference